UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2022

GEMINI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 Boston Post Road #248, Wayland, MA [1]	01778
(Address of principal executive offices)	(Zip Code)

(617) 401-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GMTX	The Nasdaq Global Market

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[1]	The Company does not currently maintain a physical headquarters but maintains a mailing address at 297 Boston Post Road #248, Wayland, MA 01778.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Medical Officer

Effective as of April 15, 2022 (the “Separation Date”), Samuel Barone, M.D. will depart as the Chief Medical Officer of Gemini Therapeutics, Inc. (the “Company”). Dr. Barone will receive a retention bonus and severance benefits in accordance with the Retention Agreement, by and between the Company and Dr. Barone, dated October 4, 2021 (the “Retention Agreement”), which provides that Dr. Barone is entitled to receive (i) a lump sum amount equal to nine (9) months of his base salary, (ii) a pro rata portion of his target bonus (as defined in his employment agreement) for 2022 (the calendar year in which the last day of his employment occurs), and (iii) monthly COBRA premiums paid by the Company until the earlier of (a) nine (9) months from the Separation Date, (b) the date Dr. Barone becomes eligible for health insurance through another employer, or (c) the cessation of Dr. Barone’s continuation coverage rights under COBRA. The Retention Agreement also contains a reaffirmation of Dr. Barone’s confidentiality and restrictive covenant obligations to the Company and a general release of claims by Dr. Barone. Dr. Barone will continue to contribute to the Company in an advisory role for a period of time following the Separation Date pursuant to an advisory agreement by and between the Company and Dr. Barone (the “Advisory Agreement”), during which time he will continue to vest in his existing equity awards.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Retention Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on November 15, 2021, and is incorporated herein by reference, and the Advisory Agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended March 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gemini Therapeutics, Inc.

By:	/s/ Brian Piekos
Name: Brian Piekos
Title: Chief Financial Officer

Dated: April 5, 2022